UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2009

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Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

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Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3025 Orchard Parkway San Jose, California 95134 (Address of Principal Executive Offices)
(408) 321-6000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 20, 2009, Tessera Technologies, Inc. ("Tessera") issued a press release announcing that the International Trade Commission (ITC) issued a final determination in the action brought by Tessera against certain wireless manufacturers, Investigation No. 337-TA-605 (Wireless ITC action), finding Tessera's asserted patents are valid and infringed. The ITC issued a Limited Exclusion Order that prohibits the importation of certain infringing electronic devices that use Tessera's patented technology, which are imported by or on behalf of the named respondents. The Commission also issued a Cease and Desist Order against Motorola, Qualcomm, Freescale and Spansion, directing them to cease their unfair acts including selling infringing articles out of their US inventories.

Exhibit No.	Description
99.1	Press Release dated May 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2009

TESSERA TECHNOLOGIES, INC.

By:	/s/ Michael Anthofer
Name:	Michael Anthofer
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 20, 2009